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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  FORM 8-K/A-1

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 31, 1997



                             UNIHOLDING CORPORATION
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware              0-9833              58-1443790
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(State or other jurisdiction  (Commission        (IRS Employer
   of incorporation)          File Number)    Identification No.)



  96 Spring Street, New York, New York                      10012
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(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code (212) 219-9496



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Item 2.  Financial Statements and Exhibits.

(a)      Financial Statements of NDA filed as part of this report:

         1.       Balance Sheets as of December 31, 1995 and December 31,
                  1994.*

         2. Statement of Operations for the Years Ended December 31, 1995 and December 31, 1994.*

         3. Statement of Cash flows for the Years Ended December 31, 1995 and December 31, 1994.*

         4. Statement of Changes in Stockholder Equity (deficit) for the Years Ended December 31, 1995 and December 31, 1994.*

         5.       Notes to the above-listed Financial Statements.*

         6. Report of Independent Accountants, Price Waterhouse LLP, dated June 7, 1996, with respect to the above-listed financial Statements, to be filed by amendment.

         7. Unaudited interim Balance Sheet and Profit and Loss Statement as of December 31, 1996.

(b)      Pro forma Financial Information

                  Any pro forma financial information that would be required pursuant to Article 11 of Regulation S-X will be filed by amendment.

(c)      Exhibits

         (2) Master Combination Agreement by and among NDA Clinical Trial Services, Inc. ("NDA"), Various Stockholders of NDA and Global Unilabs Clinical Trials, Ltd., dated as of January 31, 1997.*








         *Filed as part of this report on February 14, 1997.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   UNIHOLDING CORPORATION
                                                       (Registrant)


Date:  April 15, 1997                       By:  /S/BRUNO ADAM
                                                ---------------------------
                                                BRUNO ADAM
                                                Chief Financial Officer